EXHIBIT 10.93


                                THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT
                                       AND
                           NOTE MODIFICATION AGREEMENT

     This THIRD AMENDMENT TO CREDIT AGREEMENT AND NOTE MODIFICATION AGREEMENT dated as of August 15, 1996 (this "Amendment") amending the Credit Agreement dated as of May 15, 1993, as heretofore amended by the First Amendment and the Second Amendment described below, the "Credit Agreement") among RAMSAY HEALTH CARE, INC. (the "Company"), a Delaware corporation, GREENBRIER HOSPITAL, INC. ("Greenbrier"), a Louisiana corporation, HOUMA PSYCHIATRIC HOSPITAL, INC. ("Houma"), a Louisiana corporation, HSA OF OKLAHOMA, INC. ("HSA"), an Oklahoma corporation, CAROLINA TREATMENT CENTER, INC. ("Carolina"), a South Carolina corporation, GULF COAST TREATMENT CENTER, INC. ("Gulf Coast"), a Florida corporation, and ATLANTIC TREATMENT CENTER, INC. ("Atlantic"), a Florida corporation, as Borrowers (collectively, the Borrowers"), GREAT PLAINS HOSPITAL, INC., a Missouri corporation, and THE HAVEN HOSPITAL, INC., a Delaware corporation, as Guarantors (collectively, the "Guarantors"), SOCIETE GENERALE, a French banking corporation acting by and through its New York Branch, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, and HIBERNIA NATIONAL BANK, a national banking association, as Lenders (collectively, the "Lenders"), and SOCIETE GENERALE, as the issuer of the Letters of Credit described in the Credit Agreement (in such capacity, the "Issuing Bank") and as agent for the Lenders as provided in the Credit Agreement (in such capacity, the "Agent"), and modifying the Subsidiary Borrower Notes described in the Credit Agreement,


                              W I T N E S S E T H:

     A. Pursuant to the Credit Agreement, at the request of the Borrowers, the Issuing Bank issued the Letters of Credit to support certain Bonds theretofore issued to finance certain hospital assets for the benefit of the Borrowers. Subsequent to the original issuance of the Letters of Credit, (i) the Letter of Credit issued for the account of Atlantic was terminated in connection with the sale of Atlantic's hospital assets and (ii) the other Letters of Credit have been reduced in connection with the sale of Atlantic's hospital assets and (ii) the other Letters of Credit have been reduced in connection with mandatory sinking fund payments of principal of the Bonds supported by such Letters of Credit. As of the date of this Amendment, the outstanding Letters of Credit and the respective amounts thereof are as follows:




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                 Letter of                                           Interest
   Account         Credit           Principal       Interest         Coverage
    Party          Amount           Component      Component        Calculation
Greenbrier     $5,344,375.00      $5,100,000.00    $244,375.00    115 days @ 15%
                                                                  360-day year

Houma           3,665,410.95       3,500,000.00     165,410.95    115 days @ 15%
                                                                  365-day year

HSA             3,132,330.00       3,000,000.00     132,330.00    115 days @ 14%
                                                                  365-day year

Carolina        4,401,250.00       4,200,000.00     201,250.00    115 days @ 15%
                                                                  360-day year

Gulf Coast      3,765,000.00       3,600,000.00     165,000.00   110 days @ 15%
                                                                 360-day year

   TOTAL      $20,308,365.95     $19,400,000.00    $908,365.95

     B. The Credit Agreement also provided for Revolving Credit Loans by the Lenders to the Company up to a maximum aggregate outstanding principal balance of $4,000,000 to provide working capital for conducting the operations of the company and certain of its consolidated subsidiaries. Pursuant to Section 2.04
(g) of the Credit Agreement, (i) by letter dated April 12, 1995, the Company irrevocably elected to permanently reduce the Revolving Credit Maximum Commitment Amount from $4,000,000 to $2,000,000 and (ii) by letter dated December 27, 1995, the Company irrevocably elected to reduce the Revolving Credit Commitment Amount to zero and terminate the Revolving Credit Commitment.

     C. As of the date of this Amendment, the maximum credit available to be outstanding for the benefit of the Borrowers pursuant to the Credit Agreement (the Maximum Credit Availability as defined herein) is $20,308,365.95 (up to $20,308,365.95 under the Letters of Credit or, in the event of conversion to one or more Term Loans, up to $19,400,000 under the Term Loan Commitments).

     D. Pursuant to a Consent and Amendment dated as of April 12, 1995 among the Borrowers, the Guarantors, the Lenders, the Issuing Bank and the Agent (the "First Amendment"), (i) the Agent, on behalf of the Lenders, consented to the consummation of certain sale-leaseback transactions between two wholly-owned subsidiaries of the Company and Capstone Capital Corporation and (ii) Section
2.04 (f) of the Credit Agreement was amended by adding the following provision to the end of such section:


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     " ;provided that no proceeds of the Revolving Credit Loans shall be used by the Company to fund working capital or other capital needs of Mesa Psychiatric Hospital, Inc."

     E. Pursuant to a Second Amendment dated as of September 15, 1995 among the Borrowers, the Guarantors, the Lenders, the Issuing Bank and the Agent (the "second Amendment"), the Banks agreed (1) to extend the stated expiration date of the Letters of Credit to February 15, 1997 and (2) to certain amendments to the Credit Agreement.

     F. The Borrowers have requested the Lenders, the Agent and the Issuing Bank (collectively in such capacities, the "Banks") (1) to extend the stated expiration date of the Letters of Credit from February 15, 1997 to August 15, 1997, and (2) to agree to certain amendments to the Credit Agreement. Upon the terms and conditions set forth in this Amendment, the Banks are willing (i) to extend the stated expiration date of the Letters of Credit and (ii) to agree to certain amendments to the Credit Agreement, all as hereinafter provided.

     NOW, THEREFORE, in consideration of the foregoing and the understandings herein set forth and intending to be legally bound, the Borrowers, the Guarantors, the Lenders, the Issuing Bank and the Agent hereby agree as follows:

     1. Definitions. As used in this Amendment and in the Credit Agreement, the term "Agreement" shall mean the Credit Agreement as amended by the First Amendment, the Second Amendment and this Amendment. All terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

     2. Extension of Letters of Credit. The Borrowers hereby request the Banks to extend the stated expiration date of the Letters of Credit to August 15, 1997. Subject to the payment of the extension fee set forth in section 3 of this Amendment and to the other conditions precedent hereinafter set forth, the Issuing Bank will extend the stated expiration date of the Letters of Credit to August 15, 1997, such extension to be effected through the issuance by the Issuing Bank to the Greenbrier Trustee, the Houma Trustee, the HSA Trustee, the Carolina Trustee and the Gulf Coast Trustee, respectively, of an Amendment No. 2 to each of the outstanding Letters of Credit effective as of August 15, 1996.

     3. Extension Fee. On the date of execution and delivery of this Amendment, the Company shall pay to the Agent in immediately available funds a non refundable extension fee in the amount of $35,000. Such extension fee shall be shared by the Lenders pro rata on the basis of their respective Percentages.






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     4. Amendments to Credit Agreement.

     4.1. The definitions of the following terms set forth in Section 1.01 of the Credit Agreement are hereby amended and restated in full as follows:

          "Commitment Fee Rate" means, at any time, (i) three percent (3%) per annum if the Debt Service and Lease Payment Coverage Ratio of the Consolidated Companies for the most recent 12-month period for which financial statements of the Consolidated Companies have been provided to the Agent pursuant to Section 7.12 is greater than 1.25 to 1, (ii) three and one-half percent (3 1/2%) per annum if such Debt Service and Lease Payment Coverage Ratio is equal to or less than 1.25 to 1 and equal to or greater than 1.00 to 1, and (iii) four percent (4%) per annum if such Debt Service and Lease Payment Coverage Ratio is less than 1.00 to 1; provided that, if and so long as such Dept Service and Lease Payment Coverage Ratio of the Consolidated Companies is greater than 1.25 to 1 and no Event of Default has occurred and is continuing, the Commitment Fee Rate shall be reduced by one-quarter percent (1/4%) for each permanent reduction from and after August 15, 1996 of $3,000,000 in the Maximum Credit Availability.

     4.2. Section 2.03(f) (1) of the Credit Agreement is hereby amended and restated in full as follows:

          (1) Amortization and Maturity. The principal of each Term Loan shall be due and payable in full, together with all unpaid accrued interest thereon, on the 366th day after the date of conversion to such Term Loan. All payments shall be applied first to the payment of interest due and payable on the respective Term Loan and then to the reduction of the outstanding principal balance thereof.

     4.3. Section 7.16(a) of the Credit Agreement is hereby amended and restated in full as follows:

               (a) Consolidated Maximum Annual Debt Service and Lease Payment Coverage Ratio. The Obligors will maintain, and the Company will cause the other Consolidated Companies to maintain, as to the Consolidated Companies on a consolidated basis, as of the end of each fiscal quarter of the Consolidated Companies for the 12-month period then ended, a Maximum Annual Debt Service and Lease Payment Coverage Ratio of at least the following amounts from and after the date indicated:


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             From and                       Maximum Annual Debt Service
           after June 30                 and Least Payment Coverage Ratio
                1996                                 1.00 to 1
                1997                                 1.20 to 1

     4.4. Section 7.16 (e) of the Credit Agreement is hereby amended and restated in full as follows:

               (e) Consolidated Tangible Net Worth. The Obligors will mainain, and the company will cause the other Consolidated Companies to maintain, at all times a Consolidated Tangible Net Worth of at least the following amounts from and after the date indicated:


               From and                              Consolidated
            after June 30                         Tangible Net Worth
                 1996                                 $48,000,000
                 1997                                 $50,000,000

     4.5. Section 7.24 of the Credit Agreement is hereby amended and restated in full as follows:

          Section 7.24. Management Agreements. The Obligors will not pay, and the Company will not permit any of the other Consolidated Companies to pay, any Ramsay Management Fees, except Ramsay Management Fees payable by the Company to any Paul Ramsay Affiliate pursuant to the Ramsay Management Agreement; provided that (i) the Company's obligation to pay Ramsay Management Fees shall be subordinate to all amounts now or hereafter owing by the Company to the Agent, the Issuing Bank or the Lenders under the Credit Documents and (ii) the Company's obligations to pay Ramsay Management Fees for services rendered during each Fiscal Year shall accrue and may be paid in common stock of the Company at any time, but shall not be paid in cash or other property (except such common stock) until after all of the Letters of Credit have terminated and the Obligors have paid all of their obligations under the Credit Documents. The Company will cause Ramsay Health Care Pty. Ltd to execute and deliver to the Agent and the Lenders on the Closing Date a Ramsay Management Fee Subordination Agreement (the "Ramsay Management Fee Subordination Agreement") pursuant to which Ramsay Health Care Pty. Ltd will subordinate all present and future claims to Ramsay Management Fees owing under the Ramsay Management Agreement (or any successor management agreement) to all amounts now or hereafter owing by any Obligor under the Credit Documents. The Company will not (i) amend, modify or supplement the Ramsay Management Agreement, other than one or more extensions of the term thereof on

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     the same  terms and  conditions  as are in effect on the  Closing  Date and other than an assignment thereof by a Paul Ramsay Affiliate to another Paul Ramsay Affiliate (in each case subject to the Ramsay Management Fee Subordination Agreement), (ii) enter into any other management agreement with Paul J. Ramsay or any Paul Ramsay Affiliate, or (iii) enter into any management agreement with any other Person (other than a Consolidated
     Company) with respect to the management by such person of material operations of any Obligor or of the Consolidated Companies taken as a whole.

     4.6. Section 7.34 of the Credit Agreement is hereby amended and restated in full as follows:

          Section 7.34. Reduction of Maximum Credit Availability. The Borrowers will cause the Maximum Credit Availability to be reduced to not more than $17,145,835.32 by December 31, 1996, and to not more than $15,000,000 by
     July 1, 1997, through permanent reductions in the total of the Letter of Credit Amounts of the Letters of Credit as a result of mandatory sinking fund redemptions and/or optional redemptions of Bonds.

     5. Modifications to Subsidiary Borrower Notes.

     5.1. The definitions of the following terms set forth in each of the Subsidiary Borrower Notes are hereby modified and amended and restated in full as follows:

          "Base Rate Increment" means one percent (1%) per annum.

          "Eurodollar Rate Increment" means two and three-quarters percent (2 3/4%) per annum.

     The modifications set forth in this Section 5.1 were made, and are hereby deemed to have been made, effective as of September 15, 1995.

     5.2. Section 6(a) of each of the Subsidiary Borrower Notes is hereby modified and amended and restated in full as follows:

     (a) Amortization and Maturity. The principal of the Term Loan shall be due and payable in full, together with all unpaid accrued interest thereon, on the 366th day after the date of conversion to the Term Loan. All payments shall be applied first to the payment of interest due and payable on the Term Loan and then to the reduction of the outstanding principal balance thereof.




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

     5.3. All references in each of the Subsidiary Borrower Notes to the Credit Agreement shall be deemed to mean the Credit Agreement, as defined in and amended by this Amendment and as the same may hereafter be amended.

     6. Conditions Precedent. As conditions precedent to the Banks' execution and delivery of this Amendment, the Agent shall have received the following in form and substance satisfactory to the Banks:

          (a) A certificate of the president, chief executive officer or chief financial officer of each Obligor as of the date of execution and delivery by the Obligors of this Amendment stating that (1) the representations and warranties contained in Section 7 of this Amendment are true and correct,
     (2) all obligations, covenants, agreements and conditions contained in the Agreement to be performed or satisfied by such Obligor on or prior to the date of execution and delivery by the Obligors of this Amendment have been performed or satisfied in all respects, (3) since June 30, 1995, there has been no material adverse change in the properties, business, operations, assets, condition (financial or otherwise) or prospects of such Obligor (or, in the case of the certificate of the respective officer of the Company, the Consolidated Companies taken as a whole) other than as disclosed in such certificate, and (4) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

          (b) An opinion of Haythe & Curley, New York, New York, counsel to the Obligors, to the effect that (1) the execution and delivery by the Obligors of this Amendment has been duly authorized by all requisite corporate action, (2) this Amendment has been duly executed and delivered by the Obligors and constitutes the legal, valid and binding obligation of the Obligors enforceable against the Obligors in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and by the application of general principles of equity, and (3) the execution and delivery of this Amendment does not conflict with or constitute a default under the Life Company Indenture or the Consolidated Companies' Operating Leases with Capstone Capital Corporation and Charter Canyon Behavioral Health System, Inc. or the Consolidated Companies have otherwise obtained all requisite consents of the parties to such agreements in connection with this Amendment; and

          (c) Such other documents, certificates and opinions of counsel as the Agent may reasonably request.

     7. Representations and Warranties. The Obligors hereby represent and warrant that:

     (a) The representations and warranties made by the Obligors in the Credit Agreement and all documents delivered in connection therewith are true and correct on and as of the date of execution and delivery by the Obligors of this Amendment, except to the extent that such

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     representations  and warranties  expressly relate to an earlier date. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the date of execution and delivery by the Obligors of this Amendment.

     (b) This Amendment has been duly authorized by all requisite action on behalf of the Obligors and constitutes the legal, valid and binding obligation of the Obligors, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles affecting creditors' rights generally.

     (c) The Obligors have obtained all consents and approvals necessary to their execution and delivery of this Amendment.

     8. Costs and Expenses. The Obligors hereby agree to pay on demand all costs and expenses of the Agent and the Issuing Bank in connection with the preparation, execution and delivery of this Amendment and the amendments extending the Letters of Credit being delivered pursuant to section 2 of this Amendment, including without limitation the reasonable fees and expenses of counsel for the Agent and the Issuing Bank with respect thereto.

     9. Counterparts. This Amendment may be executed in one or more counterparts each of which shall constitute an original Amendment and all of which together shall constitute one and the same Amendment.

     10. Effect. Upon the execution and delivery of this Amendment, the Credit Agreement shall be and be deemed to be amended as set forth in this Amendment. All of the provisions of the Credit Agreement shall remain in full force and effect as amended by this Amendment.

     11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law. The foregoing choice of law is made pursuant to Section 5-1401 of the General Obligations Law of the State of New York.



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     IN WITNESS  WHEREOF,  the Obligors,  the Lenders,  the Issuing Bank and the
Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

(CORPORATE SEAL)                            RAMSAY HEALTH CARE, INC.

Attest ____________________________         By _________________________________
         Assistant Secretary                              President

(CORPORATE SEAL)                            GREENBRIER HOSPITAL, INC.

Attest ____________________________         By _________________________________
         Assistant Secretary                              President

(CORPORATE SEAL)                            HOUMA PSYCHIATRIC HOSPITAL, INC.

Attest ____________________________         By _________________________________
         Assistant Secretary                              President

(CORPORATE SEAL)                            HSA OF OKLAHOMA, INC.

Attest ____________________________         By _________________________________
         Assistant Secretary                              President

(CORPORATE SEAL)                            CAROLINA TREATMENT CENTER,  INC.

Attest ____________________________         By _________________________________
         Assistant Secretary                              President



This execution page is part of the Third Amendment to Credit Agreement and Note Modification Agreement dated as of August 15, 1996 amending the Credit Agreement dated as of May 15, 1993, as amended, among Ramsay Health Care, Inc., Greenbrier Hospital, Inc., Houma Psychiatric Hospital, Inc., HSA of Oklahoma, Inc., Carolina Treatment Center, Inc., Gulf Coast Treatment Center, Inc. and Atlantic Treatment Center, Inc., as Borrowers, Great Plains Hospital, Inc. and the Haven Hospital, Inc., as Guarantors, Societe Generale, New York Branch, First Union National Bank of North Carolina and Hibernia National Bank, as Lenders, Societe Generale, as Issuing Bank, and Societe Generale, as Agent, and modifying the Subsidiary Borrower Notes described therein.



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(CORPORATE SEAL)                            GULF COAST TREATMENT, INC.
Attest ____________________________         By _________________________________
         Assistant Secretary                              President

(CORPORATE SEAL)                            ATLANTIC TREATMENT CENTER, INC.

Attest ____________________________         By _________________________________
         Assistant Secretary                              President

(CORPORATE SEAL)                            GREAT PLAINS HOSPITAL, INC.

Attest ____________________________         By _________________________________
         Assistant Secretary                              President

(CORPORATE SEAL)                            THE HAVEN HOSPITAL, INC.

Attest ____________________________         By _________________________________
         Assistant Secretary                              President



This execution page is part of the Third Amendment to Credit Agreement and Note Modification Agreement dated as of August 15, 1996 amending the Credit Agreement dated as of May 15, 1993, as amended, among Ramsay Health Care, Inc., Greenbrier Hospital, Inc., Houma Psychiatric Hospital, Inc., HSA of Oklahoma, Inc., Carolina Treatment Center, Inc., Gulf Coast Treatment Center, Inc. and Atlantic Treatment Center, Inc., as Borrowers, Great Plains Hospital, Inc. and the Haven Hospital, Inc., as Guarantors, Societe Generale, New York Branch, First Union National Bank of North Carolina and Hibernia National Bank, as Lenders, Societe Generale, as Issuing Bank, and Societe Generale, as Agent, and modifying the Subsidiary Borrower Notes described therein.


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                                                  SOCIETE GENERALE, NEW YORK
                                                  BRANCH, as Lender, Issuing
                                                  Bank and Agent


                                                 By ____________________________

                                                 Title _________________________


This execution page is part of the Third Amendment to Credit Agreement and Note Modification Agreement dated as of August 15, 1996 amending the Credit Agreement dated as of May 15, 1993, as amended, among Ramsay Health Care, Inc., Greenbrier Hospital, Inc., Houma Psychiatric Hospital, Inc., HSA of Oklahoma, Inc., Carolina Treatment Center, Inc., Gulf Coast Treatment Center, Inc. and Atlantic Treatment Center, Inc., as Borrowers, Great Plains Hospital, Inc. and the Haven Hospital, Inc., as Guarantors, Societe Generale, New York Branch, First Union National Bank of North Carolina and Hibernia National Bank, as Lenders, Societe Generale, as Issuing Bank, and Societe Generale, as Agent, and modifying the Subsidiary Borrower Notes described therein.


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                                                FIRST UNION BANK OF NORTH
                                                   CAROLINA, as Lender


                                               By ____________________________

                                               Title ___________________________


This execution page is part of the Third Amendment to Credit Agreement and Note Modification Agreement dated as of August 15, 1996 amending the Credit Agreement dated as of May 15, 1993, as amended, among Ramsay Health Care, Inc., Greenbrier Hospital, Inc., Houma Psychiatric Hospital, Inc., HSA of Oklahoma, Inc., Carolina Treatment Center, Inc., Gulf Coast Treatment Center, Inc. and Atlantic Treatment Center, Inc., as Borrowers, Great Plains Hospital, Inc. and the Haven Hospital, Inc., as Guarantors, Societe Generale, New York Branch, First Union National Bank of North Carolina and Hibernia National Bank, as Lenders, Societe Generale, as Issuing Bank, and Societe Generale, as Agent, and modifying the Subsidiary Borrower Notes described therein.



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                           HIBERNIA NATIONAL BANK, as
                           Lender


                                               By ____________________________

                                               Title ___________________________


This execution page is part of the Third Amendment to Credit Agreement and Note Modification Agreement dated as of August 15, 1996 amending the Credit Agreement dated as of May 15, 1993, as amended, among Ramsay Health Care, Inc., Greenbrier Hospital, Inc., Houma Psychiatric Hospital, Inc., HSA of Oklahoma, Inc., Carolina Treatment Center, Inc., Gulf Coast Treatment Center, Inc. and Atlantic Treatment Center, Inc., as Borrowers, Great Plains Hospital, Inc. and the Haven Hospital, Inc., as Guarantors, Societe Generale, New York Branch, First Union National Bank of North Carolina and Hibernia National Bank, as Lenders, Societe Generale, as Issuing Bank, and Societe Generale, as Agent, and modifying the Subsidiary Borrower Notes described therein.



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